Silverstar Mining Corp.
(formerly Rose Explorations Inc.)
(A Development Stage Company)

Pro Forma Consolidated Financial Statements
(Expressed in U.S. Dollars)
(Unaudited)
31 March 2008

JAMES STAFFORD

James Stafford, Inc.*
Chartered Accountants
Suite 350 – 1111 Melville Street
Vancouver, British Columbia
Canada V6E 3V6
Telephone +1 604 669 0711
Facsimile +1 604 669 0754
REPORT ON PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS	* Incorporated professional, James Stafford, Inc.

To the Board of Directors and Stockholders of Silverstar Mining Corp. (formerly Rose Explorations Inc.)

We have read the accompanying unaudited pro-forma consolidated balance sheet of Silverstar Mining Corp. (the “Company”) as at 31 March 2008 and the unaudited pro-forma consolidated statement of operations for the period from the date of inception on 5 December 2003 to 31 March 2008 and for the for the six month period ended 31 March 2008 and have performed the following procedures:

1.

Compared the figures in the column captioned “31 March 2008 Silverstar Mining Corp.” to the unaudited financial statements of the Company as at 31 March 2008 and for the year then ended and found them to be in agreement.

2.

Compared the figures in the columns captioned “31 March 2008 Silverdale Mining Corp.” to the audited financial statements of Silverdale Mining Corp. (“Silverdale”) as at 31 March 2008, and found them to be in agreement.

3.	Made enquiries of certain officials of the Company who have responsibility for financial and accounting matters. The officials:

	a)	described to us the basis for determination of the pro-forma adjustments; and
	b)	stated that the pro-forma consolidated financial statements comply as to form in all material respects with identified regulatory requirements.

4.	Read the notes to the pro-forma consolidated financial statements and found them to be consistent with the basis described to us for determination of the pro-forma adjustments.

5.

Recalculated the application of the pro-forma adjustments to the aggregate of the amounts in the columns captioned “31 March 2008 Silverstar Mining Corp.” and “31 March 2008 Silverdale Mining Corp.” and for the columns captioned “For the period from the date of inception on 5 December 2003 to 31 March 2008 and For the six month period ended 31 March 2008 for Silverstar Mining Corp.” and “For the period from the date of inception on 7 February 2007 to 31 March 2008 and For the six month period ended 31 March 2008 for Silverdale Mining Corp.” and found the amounts in the column captioned “Pro-forma Consolidated” to be arithmetically correct.

Pro-forma consolidated financial statements are based on management assumptions and adjustments which are inherently subjective. The foregoing procedures are substantially less than either an audit or a review, the objective of which is the expression of assurance with respect to management’s assumptions, the pro-forma adjustments, and the application of the adjustments to the historical financial information. Accordingly, we express no such assurance. The foregoing procedures would not necessarily reveal matters of significance to the pro-forma consolidated financial statements, and we therefore make no representation about the sufficiency of the procedures for the purposes of a reader of such statements.

Vancouver, Canada	Chartered Accountants
19 June 2007

The accompanying notes are an integral part of these financial statements.

Silverstar Mining Corp.
(formerly Rose Explorations Inc.)
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
(Expressed in U.S. Dollars)
(Unaudited)

	Silverstar	Silverdale		Silverstar
	Mining Corp	Mining Corp	Adjustments	Pro Forma

	As at 31	As at 31		As at 31
	March	March		March
	2008	2008		2008
	$	$	$	$

Assets
Current
Cash and cash equivalents	20,669	22,917		43,586
Advances receivables	3,000	-		3,000
Prepaid expenses	2,100	800		2,900
	25,769	23,717		49,486

Investment in Silverdale Mining Corp	290,000	-	(290,000)	-
Website development costs net of
accumulated amortization of $2,000	-	4,000		4,000

	315,769	27,717		53,486

Liabilities
Current
Accounts payable and accrued
liabilities	14,786	5,093		19,879
Amounts due to related party	-	803		803
	14,786	5,896		20,682
Stockholders’ equity
Capital stock
Authorized
225,000,000 of common shares, par
value $0.001
Issued and outstanding
31 March 2008 – 55,500,000
common shares, par value $0.001	55,500	-		55,500
4,600,000 shares issued to Silverdale
Mining Corp shareholders	290,000			290,000
Stock subscriptions received	-	290,000	(290,000)	-
Additional paid-in capital	99,500			99,500
Deficit, accumulated during the
development stage	(144,017)	(268,179)		(412,196)

	300,983	21,821		32,804

	315,769	27,717		53,486

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Silverstar Mining Corp.
(formerly Rose Explorations Inc.)
(A Development Stage Company)
Pro Forma Consolidated Statements of Operations and Deficit
(Expressed in U.S. Dollars)
(Unaudited)

	Silverstar Mining Corp		Silverdale Mining Corp		Silverstar Pro Forma

	For the	For the	For the	For the six	For the	For the six
	period	six month	period	month	period	month
	from the	period	from the	period ended	from the	period ended
	date of	ended 31	date of	31 March	date of	31 March
	inception	March	inception	2008	inception	2008
	on 5	2008	on 7		on 5
	December		February		December
	2003 to 31		2207 to 31		2003 to 31
	March		March		March
	2008		2008		2008
	$	$	$	$	$	$

Expenses
Amortization website
development costs	-	-	2,000	2,000	2,000	2,000
Acquisition of mineral
property	6,375	34	170,750	173,415	177,125	173,415
Bank charges and interest	413	-	615	193	1,028	227
Consulting	7,500	-	-	-	7,500	-
Exploration and development	6,125	1,525	2,665	-	8,790	-
Filing fees	3,059	19,979	-	-	3,059	1,525
Foreign exchange	-	2,316	254	341	254	341
Legal and accounting	51,543	9,000	27,199	18,502	78,742	38,481
Licences and permits	3,416	-	-	-	3,416	2,316
Management fees	45,000	-	5,000	5,000	50,000	14,000
Office and administration	-	-	10,278	9,075	10,278	9,075
Registered agent	400	-	-	-	400	-
Research and development	-	-	11,520	1,520	11,520	1,520
Rent	15,000	3,000	800	800	15,800	3,800
Shareholder information	-	-	1,560	-	1,560	-
Travel and accommodation	-	-	35,538	29,905	35,538	29,905
Transfer agent	5,186	2,656	-	-	5,186	2,656

Net loss for the period	(144,017)	(38,510)	(268,179)	(240,751)	(412,196)	(279,261)

Deficit, Beginning	-	(105,507)	-	(27,428)	-	(132,935)

Deficit, Ending	(144,017)	(144,017)	(268,179)	(268,179)	(412,196)	(412,196)

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Silverstar Mining Corp.
(formerly Rose Explorations Inc.)
(A Development Stage Company)
(Expressed in U.S. Dollars)
(Unaudited)

1.	BASIS OF PRESENTATION

The accompanying unaudited pro-forma consolidated financial statements of Silverstar Mining Corp. ("the Company") have been prepared by management in accordance with accounting principles generally accepted in the United States of America from information derived from the financial statements of the Company and the financial statements of Silverdale Mining Corp. (“Silverdale”) together with other information available to the Company. The unaudited pro- forma consolidated financial statements have been prepared for inclusion in a Business Acquisition Report dated June 2008 in conjunction with the acquisition of 100% of the issued and outstanding capital stock of Silverdale. In the opinion of the Company's management, the unaudited pro-forma consolidated financial statements include all adjustments necessary for fair presentation of the transactions as described below.

The unaudited pro-forma consolidated financial statements are not necessarily indicative of the financial position or results of operations which would have resulted if the combination had actually occurred as set out in Note 2.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the unaudited March 31, 2008 and the audited September 31, 2007 financial statements of the Company and the March 31, 2008 audited financial statements of Silverdale.

The unaudited pro-forma consolidated financial statements of the Company have been compiled from and include:

	a)	the unaudited financial statements of the Company as at March 31, 2008;
	b)	the audited financial statements of Silverdale as at March 31, 2008; and
	c)	the additional information set out in Note 2.

2.	PRO-FORMA TRANSACTIONS

The pro-forma consolidated financial statements were prepared based on the assumption that as consideration for 100% of the issued and outstanding common shares of Silverdale, the Company will issue 4,600,000 common shares valued at $290,000 to Silverdale shareholders, all of which are assumed to be issued on the transaction date.

The acquisition of Silverdale is accounted for by the purchase method. As this transaction is a related party transaction by virtue of a common director and is not in the normal course of operations, the net assets of Silverdale are recorded at book value at the date of acquisition.

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